UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08934

Voya Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2015

Classes I and S

Strategic Allocation Funds-of-Funds

■	Voya Strategic Allocation Conservative Portfolio
■	Voya Strategic Allocation Growth Portfolio
■	Voya Strategic Allocation Moderate Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Report of Independent Registered Public Accounting Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	16
Portfolios of Investments	24
Tax Information	32
Director and Officer Information	33

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Fed action — global reaction

Dear Shareholder,

One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25%–0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.

Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.

Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
January 12, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned –0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25%–0.50%.

Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.

International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

VOYA STRATEGIC ALLOCATION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. Voya Strategic Allocation Growth Portfolio seeks to provide capital appreciation. Voya Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio and Voya Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Paul Zemsky, CFA, Chief Investment Officer and Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2015, Voya Strategic Allocation Conservative Portfolio’s Class I shares provided a total return of –0.20% compared to the Barclays U.S. Aggregate Bond Index which returned 0.55% for the same period. For the year ended December 31, 2015, Voya Strategic Allocation Growth Portfolio’s Class I shares provided a total return of -1.19% compared to the Russell 3000® Index, which returned 0.48% for the same period. For the year ended December 31, 2015, Voya Strategic Allocation Moderate Portfolio’s Class I shares provided a total return of -0.57% compared to the Russell 3000® Index, which returned 0.48% for the same period.

Portfolio Specifics: For the Moderate and Growth Portfolios, we started the year with tactical overweight positions in U.S. large cap and Japanese equities and senior loans, funded by underweight positions in emerging markets equity and core U.S. fixed income. The Conservative Portfolio was overweight Japanese equity and senior loans while underweight U.S. large cap equity.

At the beginning of the year, we reduced our exposure to high yield bonds and allocated proceeds to long duration U.S. Treasury securities. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the U.S. and continued signs of decelerated global growth. At the end of the first quarter, we further reduced our exposure to high yield bonds and allocated the proceeds to cash. This trade was made over concerns that the effects of declining crude oil prices on energy companies, which have large representation in the high yield bond market, would create short term headwinds for the asset class. In addition, we closed our Japanese equities position that was initiated at the end of 2014. Our reasoning for the position at the time was that Japanese equities were attractively valued relative to U.S. equities, showed positive corporate earnings revisions by analyst, and that reform efforts by Prime Minister Shinzo Abe would be a tailwind for risk assets. This thesis was largely fulfilled and we closed the position for a profit at the end of the first quarter.

At the start of the second quarter, we purchased high yield bonds with cash, directly reversing our end of the first quarter trade as the thesis for the original trade, where we believed further declines in crude oil prices could negatively affect high yield, failed to transpire. In mid-April, we shifted assets from domestic midcap equities into currency-hedged Eurozone equities, believing Eurozone equities would outperform U.S. equities because of expected economic activity improvements, continued expansion of bank lending and sustained positive effects from enhanced competitiveness of the Euro.

As part of our annual strategic asset allocation review process, we introduced commodities as a strategic asset class to the Portfolios while lowering exposure to domestic midcap equities. Both supply and prices of major commodity categories have come down over the past two years, making the asset class more attractive than in previous years. This allocation will also seek to hedge inflationary pressures which may strengthen given nascent wage rises in the U.S. and expansionary monetary policy outside the U.S.

At the end of the second quarter, we closed out the Eurozone equities trade enacted in April and allocated the proceeds to U.S. Large Cap Core. Since early April, the run-up in sovereign bond yields caused a significant correction in Eurozone equity prices, and the unfolding situation in Greece introduced more risk than we were willing to tolerate.

In September, we reduced emerging market exposure within the Moderate and Growth Portfolios and allocated the proceeds to domestic large cap equities. While emerging market equities are cheap as a group, uncertainty about the Federal Reserve Board (“Fed”) and global growth concerns present headwinds for their economies.

At the beginning of October, we reduced U.S. mid cap equities, allocating the proceeds to U.S. core fixed income. This tactical trade was made to reduce risk and bring our equity overweight towards zero due to a worsening global economic outlook at that time and uncertainty around Fed intentions on raising interest rates. However, this trade was unwound at the end of the month after a weak payroll report helped to push off expectations for a Fed interest rate hike and increased risk appetite in the markets.

As part of our annual review process, we made changes to the strategic asset allocations in October. Strategic changes included increasing U.S. large cap and decreasing U.S. mid and core fixed income in all Portfolios. We also decreased emerging markets in the Moderate and Growth Portfolios and decreased high yield in the Conservative and Moderate Portfolios. In addition, we added long government bonds and senior loans in all Portfolios as new strategic asset classes.

In November, we reduced risk in the Portfolios given uncertainty over the Fed, commodities and global growth. The Portfolios ended the year in a defensive position, with underweights to high yield and a corresponding overweight position in core U.S. fixed income.

Overall, tactical allocation trades and manager selection had positive impact on all Portfolios.

For the year, the largest outperformers relative to their respective benchmark were Voya Small Company Portfolio, Voya High Yield Bond Fund and Voya Large Cap Growth Portfolio. Managers that struggled to outperform their benchmark include VY® Clarion Global Real Estate Portfolio and Voya Large Cap Value Portfolio.

The Portfolios utilized S&P 400 Mini Futures and 10 Year Treasury Futures to enact a tactical position held in October. Futures were utilized to avoid affecting underlying managers with shorter term tactical moves and to provide the Portfolios with greater liquidity. This tactical position detracted from performance during the reporting period.

Current Strategy and Outlook: While we have entered into a new year, the market conditions and investor fears first seen in late 2015 persist. High yield credit and commodity markets sank to multi-year lows, while Chinese equities resumed a rout reminiscent of last summer. With a fresh round of meetings around the corner, central banks are once again in the hot seat, battling deflationary pressures and struggling to remain credible.

Chinese volatility has once again crept back into the forefront of global investor worries. While 2015 GDP growth of 6.9% is largely consistent with the People’s Bank of China’s estimates, softer-than-expected December industrial production, fixed asset investment and retail sales numbers point toward slower 2016 growth, which some are even predicting to be sub-6%. While China’s transition to a consumer-driven growth model continues to be difficult, a hard landing for the economy is still not our base case scenario.

Recent dovish commentary from both the European Central Bank (“ECB”) and Bank of Japan (“BoJ”) has raised expectations of possible further monetary stimulus from these authorities. While the ECB left its rates unchanged following its most recent meeting, President Mario Draghi mentioned that failing to reach its inflation target would reflect poorly on the ECB’s credibility and that there is a need to “review and possibly revisit our monetary policy stance at our next meeting in early March”. Similarly, BoJ Governor Kuroda was quoted saying the Japanese central bank will make “policy adjustment without hesitation” to reach its 2% inflation target.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION PORTFOLIOS

Financial conditions in the U.S. have tightened considerably in the new year. The S&P 500® is down about 8%, and we have seen two consecutive quarters of negative S&P earnings growth. Our current activity model is implying GDP growth of 1% for the fourth quarter, down from 2% in the third quarter. High yield bond spreads have widened out as much as 130 basis points (a basis point is one-hundredth of one percent) since year-end, long-term bond yields are down close to 20 basis points, and crude oil has touched 12-year lows. We believe market volatility is likely to continue since the Fed appears to be focused on both economic and market developments, both at home and abroad; it will be interesting to see if the Federal Open Market Committee’s January statement includes any discussion of market conditions.

For the U.S. we continue to see consumer-driven growth in 2016, as we rounded out 2015 with strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remains under pressure, with December delivering a second consecutive month of contraction; January flash Market Manufacturing PMI surprised to the upside, however. Overall, a stronger dollar and weaker oil prices should continue to help consumers while weighing on manufacturers.

Target Allocations as of December 31, 2015

	Conservative	Moderate	Growth
US Large Blend	10.0%	13.0%	13.0%
US Large Growth	10.5%	14.5%	17.5%
US Large Value	9.5%	13.5%	16.5%
US Mid Cap Blend	3.0%	6.0%	13.0%
US Small Cap	0.0%	4.0%	4.0%
International	8.0%	11.0%	17.0%
Emerging Markets	0.0%	2.0%	3.0%
Global Real Estate	3.0%	2.0%	2.0%
Commodities	1.0%	1.0%	1.0%
Core Fixed Income	37.0%	23.0%	3.0%
High Yield	12.0%	7.0%	7.0%
Short Duration	4.0%	0.0%	0.0%
Senior Debt	1.0%	2.0%	2.0%
Long Gov’t Bonds	1.0%	1.0%	1.0%
Total Equity	45%	67%	87%
Total Fixed Income	55%	33%	13%

*	Effective July 17, 2015, Derek Sasveld was removed as a portfolio manager to the Portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	–0.20%	6.40%	4.58%
Class S	–0.40%	6.13%	4.33%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	–1.19%	7.55%	4.47%
Class S	–1.37%	7.28%	4.22%
Russell 3000® Index	0.48%	12.18%	7.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	–0.57%	6.91%	4.51%
Class S	–0.88%	6.64%	4.24%
Russell 3000® Index	0.48%	12.18%	7.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Moderate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Voya Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$984.70	0.19%	$0.95	$1,000.00	$1,024.25	0.19%	$0.97
Class S	1,000.00	983.80	0.44	2.20	1,000.00	1,022.99	0.44	2.24
Voya Strategic Allocation Growth Portfolio
Class I	$1,000.00	$963.10	0.15%	$0.74	$1,000.00	$1,024.45	0.15%	$0.77
Class S	1,000.00	961.40	0.40	1.98	1,000.00	1,023.19	0.40	2.04
Voya Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$974.70	0.19%	$0.95	$1,000.00	$1,024.25	0.19%	$0.97
Class S	1,000.00	973.00	0.44	2.19	1,000.00	1,022.99	0.44	2.24

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio, each a series of Voya Strategic Allocation Portfolios, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Strategic Allocation Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2016

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$72,267,450	$134,258,064	$131,268,926
Investments in unaffiliated underlying funds at fair value**	5,539,951	8,646,948	8,399,956
Total investments at fair value	$77,807,401	$142,905,012	$139,668,882
Cash	38,956	104,831	79,935
Receivables:
Investments in affiliated underlying funds sold	133,508	—	116,519
Fund shares sold	2,905	23,663	2,071
Dividends	20,192	34,859	34,894
Prepaid expenses	161	288	281
Reimbursement due from manager	3,706	15,529	4,419
Other assets	13,684	23,873	23,101
Total assets	78,020,513	143,108,055	139,930,102

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	22,864	—
Payable for fund shares redeemed	136,413	799	118,590
Payable for investment management fees	11,538	20,402	19,916
Payable for distribution and shareholder service fees	679	565	482
Payable for directors fees	430	768	748
Payable to directors under the deferred compensation plan (Note 6)	13,390	22,193	22,028
Other accrued expenses and liabilities	32,444	35,714	41,799
Total liabilities	194,894	103,305	203,563
NET ASSETS	$77,825,619	$143,004,750	$139,726,539

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$76,137,248	$142,886,182	$141,568,627
Undistributed net investment income	2,228,102	3,721,437	3,628,489
Accumulated net realized loss	(6,185,581)	(24,437,339)	(20,802,470)
Net unrealized appreciation	5,645,850	20,834,470	15,331,893
NET ASSETS	$77,825,619	$143,004,750	$139,726,539
____________________
* Cost of investments in affiliated underlying funds	$66,319,586	$113,063,177	$115,586,013
** Cost of investments in unaffiliated underlying funds	$5,841,965	$9,007,365	$8,750,976

Class I
Net assets	$74,645,435	$140,351,234	$137,466,005
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,103,561	10,553,220	10,826,537
Net asset value and redemption price per share	$12.23	$13.30	$12.70

Class S
Net assets	$3,180,184	$2,653,516	$2,260,534
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	262,229	201,200	179,156
Net asset value and redemption price per share	$12.13	$13.19	$12.62

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,049,281	$2,879,215	$3,081,863
Dividends from unaffiliated underlying funds	164,506	211,400	206,407
Total investment income	2,213,787	3,090,615	3,288,270

EXPENSES:
Investment management fees(1)	158,136	274,551	267,376
Distribution and shareholder service fees:
Class S	7,596	6,835	5,862
Transfer agent fees	261	302	351
Administrative service fees(1)	29,478	52,015	51,290
Shareholder reporting expense	16,984	27,820	30,684
Professional fees	25,550	38,520	38,814
Custody and accounting expense	7,300	10,812	12,410
Directors fees	2,580	4,604	4,490
Miscellaneous expense	9,719	12,813	10,939
Total expenses	257,604	428,272	422,216
Net waived and reimbursed fees	(83,448)	(186,788)	(127,285)
Net expenses	174,156	241,484	294,931
Net investment income	2,039,631	2,849,131	2,993,339

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,997	15,399	39,718
Sale of affiliated underlying funds	596,311	762,426	815,069
Sale of unaffiliated underlying funds	(327,757)	(547,777)	(518,993)
Capital gain distributions from affiliated underlying funds	2,127,999	8,158,756	6,341,833
Foreign currency related transactions	444	2,039	1,322
Futures	(31,972)	(54,964)	(47,791)
Net realized gain	2,379,022	8,335,879	6,631,158
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(4,209,711)	(12,339,103)	(9,848,583)
Unaffiliated underlying funds	(317,076)	(464,399)	(454,814)
Foreign currency related transactions	(395)	(686)	(686)
Futures	45,707	79,225	79,225
Net change in unrealized appreciation (depreciation)	(4,481,475)	(12,724,963)	(10,224,858)
Net realized and unrealized loss	(2,102,453)	(4,389,084)	(3,593,700)
Decrease in net assets resulting from operations	$(62,822)	$(1,539,953)	$(600,361)

(1)	Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Conservative Portfolio		Voya Strategic Allocation Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,039,631	$2,199,966	$2,849,131	$2,283,797
Net realized gain	2,379,022	2,719,805	8,335,879	8,313,784
Net change in unrealized appreciation (depreciation)	(4,481,475)	1,003,240	(12,724,963)	(687,659)
Increase (decrease) in net assets resulting from operations	(62,822)	5,923,011	(1,539,953)	9,909,922

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,635,046)	(2,338,231)	(3,887,081)	(3,174,517)
Class S	(83,164)	(74,450)	(65,236)	(16,151)
Total distributions	(2,718,210)	(2,412,681)	(3,952,317)	(3,190,668)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,612,523	9,743,456	6,803,247	6,772,928
Reinvestment of distributions	2,718,210	2,412,681	3,952,317	3,190,668
	10,330,733	12,156,137	10,755,564	9,963,596
Cost of shares redeemed	(18,536,671)	(17,318,227)	(17,211,894)	(21,610,801)
Net decrease in net assets resulting from capital share transactions	(8,205,938)	(5,162,090)	(6,456,330)	(11,647,205)
Net decrease in net assets	(10,986,970)	(1,651,760)	(11,948,600)	(4,927,951)

NET ASSETS:
Beginning of year or period	88,812,589	90,464,349	154,953,350	159,881,301
End of year or period	$77,825,619	$88,812,589	$143,004,750	$154,953,350
Undistributed net investment income at end of year or period	$2,228,102	$2,705,035	$3,721,437	$3,930,198

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,993,339	$2,894,970
Net realized gain	6,631,158	6,852,035
Net change in unrealized appreciation (depreciation)	(10,224,858)	385,684
Increase (decrease) in net assets resulting from operations	(600,361)	10,132,689

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,289,841)	(3,571,212)
Class S	(62,312)	(37,943)
Total distributions	(4,352,153)	(3,609,155)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,118,211	8,746,541
Reinvestment of distributions	4,352,153	3,609,155
	10,470,364	12,355,696
Cost of shares redeemed	(20,140,607)	(19,654,636)
Net decrease in net assets resulting from capital share transactions	(9,670,243)	(7,298,940)
Net decrease in net assets	(14,622,757)	(775,406)

NET ASSETS:
Beginning of year or period	154,349,296	155,124,702
End of year or period	$139,726,539	$154,349,296
Undistributed net investment income at end of year or period	$3,628,489	$4,329,589

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Allocation Conservative Portfolio
Class I
12-31-15	12.64	0.30	•	(0.31)	(0.01)	0.40	—	—	0.40	—	12.23	(0.20)	0.29	0.19	0.19	2.38	74,645	29
12-31-14	12.17	0.30	•	0.49	0.79	0.32	—	—	0.32	—	12.64	6.62	0.23	0.16	0.16	2.39	85,812	29
12-31-13	11.14	0.31		1.02	1.33	0.30	—	—	0.30	—	12.17	12.11	0.22	0.11	0.11	2.64	87,378	55
12-31-12	10.19	0.28	•	0.96	1.24	0.29	—	—	0.29	—	11.14	12.31	0.22	0.09	0.09	2.64	81,360	107
12-31-11	10.41	0.27	•	(0.07)	0.20	0.42	—	—	0.42	—	10.19	1.79	0.22	0.06	0.06	2.63	80,825	59
Class S
12-31-15	12.53	0.26		(0.30)	(0.04)	0.36	—	—	0.36	—	12.13	(0.40)	0.54	0.44	0.44	2.14	3,180	29
12-31-14	12.07	0.26	•	0.50	0.76	0.30	—	—	0.30	—	12.53	6.37	0.48	0.41	0.41	2.14	3,001	29
12-31-13	11.06	0.29	•	0.99	1.28	0.27	—	—	0.27	—	12.07	11.76	0.47	0.36	0.36	2.53	3,086	55
12-31-12	10.12	0.24		0.96	1.20	0.26	—	—	0.26	—	11.06	12.02	0.47	0.34	0.34	2.51	1,664	107
12-31-11	10.34	0.24	•	(0.07)	0.17	0.39	—	—	0.39	—	10.12	1.53	0.47	0.31	0.31	2.29	1,378	59
Voya Strategic Allocation Growth Portfolio
Class I
12-31-15	13.80	0.26	•	(0.40)	(0.14)	0.36	—	—	0.36	—	13.30	(1.19)	0.28	0.15	0.15	1.86	140,351	26
12-31-14	13.22	0.20	•	0.66	0.86	0.28	—	—	0.28	—	13.80	6.57	0.22	0.14	0.14	1.45	152,281	33
12-31-13	10.99	0.21	•	2.22	2.43	0.20	—	—	0.20	—	13.22	22.40	0.21	0.11	0.11	1.74	159,018	53
12-31-12	9.70	0.18	•	1.27	1.45	0.16	—	—	0.16	—	10.99	14.99	0.20	0.06	0.06	1.77	141,892	74
12-31-11	10.24	0.14	•	(0.41)	(0.27)	0.27	—	—	0.27	—	9.70	(2.92)	0.20	0.05	0.05	1.42	138,642	53
Class S
12-31-15	13.69	0.22		(0.39)	(0.17)	0.33	—	—	0.33	—	13.19	(1.37)	0.53	0.40	0.40	1.61	2,654	26
12-31-14	13.13	0.16	•	0.65	0.81	0.25	—	—	0.25	—	13.69	6.22	0.47	0.39	0.39	1.22	2,673	33
12-31-13	10.92	0.18	•	2.21	2.39	0.18	—	—	0.18	—	13.13	22.11	0.46	0.36	0.36	1.54	863	53
12-31-12	9.62	0.16	•	1.25	1.41	0.11	—	—	0.11	—	10.92	14.71	0.45	0.31	0.31	1.51	648	74
12-31-11	10.16	0.12	•	(0.42)	(0.30)	0.24	—	—	0.24	—	9.62	(3.16)	0.45	0.30	0.30	1.14	620	53
Voya Strategic Allocation Moderate Portfolio
Class I
12-31-15	13.14	0.26	•	(0.32)	(0.06)	0.38	—	—	0.38	—	12.70	(0.57)	0.28	0.19	0.19	2.00	137,466	26
12-31-14	12.61	0.24	•	0.59	0.83	0.30	—	—	0.30	—	13.14	6.69	0.22	0.17	0.17	1.86	152,010	34
12-31-13	11.05	0.24	•	1.57	1.81	0.25	—	—	0.25	—	12.61	16.60	0.21	0.12	0.12	2.08	153,367	54
12-31-12	9.93	0.23	•	1.11	1.34	0.22	—	—	0.22	—	11.05	13.60	0.20	0.09	0.09	2.18	142,200	84
12-31-11	10.31	0.20	•	(0.24)	(0.04)	0.34	—	—	0.34	—	9.93	(0.57)	0.21	0.07	0.07	1.97	139,057	57
Class S
12-31-15	13.07	0.23		(0.33)	(0.10)	0.35	—	—	0.35	—	12.62	(0.88)	0.53	0.44	0.44	1.76	2,261	26
12-31-14	12.54	0.21	•	0.59	0.80	0.27	—	—	0.27	—	13.07	6.50	0.47	0.42	0.42	1.62	2,339	34
12-31-13	11.00	0.22	•	1.55	1.77	0.23	—	—	0.23	—	12.54	16.24	0.46	0.37	0.37	1.84	1,758	54
12-31-12	9.86	0.21	•	1.11	1.32	0.18	—	—	0.18	—	11.00	13.45	0.45	0.34	0.34	1.96	1,223	84
12-31-11	10.25	0.15	•	(0.22)	(0.07)	0.32	—	—	0.32	—	9.86	(0.91)	0.46	0.32	0.32	1.44	1,131	57

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on October 14, 1994. There are three active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Company: Voya Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), Voya Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), and Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”), each a diversified series of the Company. Each Portfolio currently seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Class I and Class S. Each class has equal rights as to voting privileges. The two classes differ principally in the applicable distribution and service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

G.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. The Portfolios also purchased futures contracts on U.S. Treasury Notes and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2015, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts at December 31, 2015.

	Purchased	Sold
Strategic Allocation Conservative	$1,231,684	$2,511,629
Strategic Allocation Growth	2,136,581	4,325,644
Strategic Allocation Moderate	1,737,858	4,186,107

H.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$24,361,144	$31,335,827
Strategic Allocation Growth	38,646,686	43,006,718
Strategic Allocation Moderate	38,587,476	46,356,222

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee of 0.08% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.60% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or direct investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator was contractually obligated to waive a portion of the administration fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator received from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion and 0.030% thereafter of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee of 0.18% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.70% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or direct investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets through May 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	Strategic Allocation Conservative	8.83%
Company	Strategic Allocation Growth	6.37
	Strategic Allocation Moderate	10.65
Voya Retirement	Strategic Allocation Conservative	86.06
Insurance and Annuity	Strategic Allocation Growth	89.03
Company	Strategic Allocation Moderate	85.80

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2015, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Strategic Allocation	Audit	$12,478
Growth	Postage	12,805
Strategic Allocation	Audit	13,577
Moderate	Postage	15,775

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser entered into written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class I	Class S
Strategic Allocation Conservative	0.65%	0.90%
Strategic Allocation Growth(2)	0.75%	1.00%
Strategic Allocation Moderate	0.70%	0.95%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Pursuant to a side letter agreement, the Investment Adviser has further lowered the expense limits for Strategic Allocation Growth to 0.71% and 0.96% for Classes I and S, respectively. The side letter agreement will continue through May 1, 2016. Termination or modification of this obligation requires approval by the Board.

The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2016	2017	2018	Total
Strategic Allocation Conservative	$91,051	$63,653	$44,754	$199,458
Strategic Allocation Growth	156,925	127,822	117,733	402,480
Strategic Allocation Moderate	136,867	82,905	59,931	279,703

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Conservative
Class I
12/31/2015	559,902	—	208,469	(1,455,705)	(687,334)	7,066,767	—	2,635,046	(18,189,650)	(8,487,837)
12/31/2014	737,535	—	191,973	(1,319,370)	(389,862)	9,104,379	—	2,338,231	(16,397,578)	(4,954,968)
Class S
12/31/2015	43,959	—	6,626	(27,794)	22,791	545,756	—	83,164	(347,021)	281,899
12/31/2014	52,301	—	6,153	(74,617)	(16,163)	639,077	—	74,450	(920,649)	(207,122)
Strategic Allocation Growth
Class I
12/31/2015	472,092	—	275,289	(1,232,345)	(484,964)	6,519,971	—	3,887,081	(16,948,585)	(6,541,533)
12/31/2014	365,360	—	240,859	(1,596,697)	(990,478)	4,925,887	—	3,174,517	(21,441,251)	(13,340,847)
Class S
12/31/2015	20,385	—	4,653	(19,012)	6,026	283,276	—	65,236	(263,309)	85,203
12/31/2014	140,639	—	1,233	(12,463)	129,409	1,847,041	—	16,151	(169,550)	1,693,642
Strategic Allocation Moderate
Class I
12/31/2015	462,709	—	322,787	(1,524,738)	(739,242)	6,020,587	—	4,289,841	(19,985,040)	(9,674,612)
12/31/2014	606,270	—	284,106	(1,489,076)	(598,700)	7,797,604	—	3,571,212	(19,143,978)	(7,775,162)
Class S
12/31/2015	7,464	—	4,710	(12,061)	113	97,624	—	62,312	(155,567)	4,369
12/31/2014	75,735	—	3,031	(39,883)	38,883	948,937	—	37,943	(510,658)	476,222

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2015.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2015:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Strategic Allocation Conservative	$201,646	$(201,646)
Strategic Allocation Growth	894,425	(894,425)
Strategic Allocation Moderate	657,714	(657,714)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
	Ordinary Income	Ordinary Income
Strategic Allocation Conservative	$2,718,210	$2,412,681
Strategic Allocation Growth	3,952,317	3,190,668
Strategic Allocation Moderate	4,352,153	3,609,155

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Strategic Allocation Conservative	$2,241,481	$4,129,718	$(3,698,966)	2017
			(970,483)	2018
			$(4,669,449)
Strategic Allocation Growth	3,743,822	15,557,051	(5,938,347)	2017
			(13,221,573)	2018
			$(19,159,920)
Strategic Allocation Moderate	3,650,505	12,624,116	(11,440,050)	2017
			(6,654,643)	2018
			$(18,094,693)

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.2%
6,726		iShares Barclays 20+ Year Treasury Bond Fund	$811,290	1.1
9,504		iShares iBoxx High Yield Corporate Bond Fund	765,833	1.0
15,699		SPDR Trust Series 1	3,200,869	4.1

		Total Exchange-Traded Funds (Cost $4,855,870)	4,777,992	6.2

MUTUAL FUNDS: 93.8%
		Affiliated Investment Companies: 92.8%
81,001		Voya Floating Rate Fund — Class I	781,657	1.0
1,026,337		Voya High Yield Bond Fund — Class I	7,697,527	9.9
2,938,266		Voya Intermediate Bond Fund — Class R6	29,059,451	37.3
680,689		Voya International Index Portfolio — Class I	6,139,816	7.9
427,309		Voya Large Cap Growth Portfolio — Class I	8,208,600	10.5
655,496		Voya Large Cap Value Portfolio — Class I	7,289,119	9.4
90,633		Voya MidCap Opportunities Portfolio — Class I	1,168,261	1.5
115,514		Voya Multi-Manager Mid Cap Value Fund — Class I	1,149,368	1.5
319,497		Voya Short Term Bond Fund — Class R6	3,150,241	4.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
74,476		Voya U.S. Bond Index Portfolio — Class I	$783,483	1.0
337,606		Voya U.S. Stock Index Portfolio — Class I	4,503,663	5.8
198,493		VY® Clarion Global Real Estate Portfolio — Class I	2,336,264	3.0
			72,267,450	92.8

		Unaffiliated Investment Companies: 1.0%
168,949	@	Credit Suisse Commodity Return Strategy Fund — Class I	761,959	1.0

		Total Mutual Funds (Cost $67,305,681)	73,029,409	93.8

		Total Investments in Securities (Cost $72,161,551)	$77,807,401	100.0
		Assets in Excess of Other Liabilities	18,218	—
		Net Assets	$77,825,619	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $73,677,683.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,228,762
Gross Unrealized Depreciation	(3,099,044)
Net Unrealized Appreciation	$4,129,718

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,777,992	$—	$—	$4,777,992
Mutual Funds	73,029,409	—	—	73,029,409
Total Investments, at fair value	$77,807,401	$—	$—	$77,807,401

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund — Class I	$892,623	$136,435	$(223,756)	$(23,645)	$781,657	$35,075	$(4,968)	$—
Voya High Yield Bond Fund — Class I	8,919,950	1,595,084	(2,316,016)	(501,491)	7,697,527	476,776	(51,658)	—

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund — Class R6	$33,036,234	$4,757,741	$(8,188,273)	$(546,251)	$29,059,451	$867,008	$(75,910)	$—
Voya International Index Portfolio — Class I	7,003,047	1,422,096	(1,989,152)	(296,175)	6,139,816	216,117	95,940	—
Voya Large Cap Growth Portfolio — Class I	9,189,111	1,850,647	(2,421,168)	(409,990)	8,208,600	50,984	55,052	882,305
Voya Large Cap Value Portfolio — Class I	8,442,499	2,150,027	(2,407,541)	(895,866)	7,289,119	146,384	(7,663)	421,050
Voya MidCap Opportunities Portfolio — Class I	1,758,024	368,967	(552,236)	(406,494)	1,168,261	—	248,240	188,517
Voya Multi-Manager Mid Cap Value Fund — Class I	1,755,197	417,801	(771,427)	(252,203)	1,149,368	14,506	21,772	187,221
Voya RussellTM Mid Cap Index Portfolio — Class I	1,752,082	47,892	(1,463,510)	(336,464)	—	—	423,231	—
Voya Short Term Bond Fund — Class R6	3,563,385	487,517	(876,350)	(24,311)	3,150,241	64,625	(5,456)	—
Voya U.S. Bond Index Portfolio — Class I	—	815,716	(28,543)	(3,690)	783,483	4,432	62	—
Voya U.S. Stock Index Portfolio — Class I	3,554,832	3,308,859	(2,008,920)	(351,108)	4,503,663	86,510	(143,813)	448,906
VY® Clarion Global Real Estate Portfolio — Class I	2,636,734	455,690	(594,137)	(162,023)	2,336,264	86,864	41,482	—
	$82,503,718	$17,814,472	$(23,841,029)	$(4,209,711)	$72,267,450	$2,049,281	$596,311	$2,127,999

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(13,641)
Interest rate contracts	(18,331)
Total	$(31,972)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$45,707
Total	$45,707

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.1%
12,204		iShares Barclays 20+ Year Treasury Bond Fund	$1,472,046	1.0
28,486		SPDR Trust Series 1	5,808,011	4.1

		Total Exchange-Traded Funds (Cost $7,237,242)	7,280,057	5.1

MUTUAL FUNDS: 94.8%
		Affiliated Investment Companies: 93.9%
466,390		Voya Emerging Markets Index Portfolio — Class I	4,127,552	2.9
300,469		Voya Floating Rate Fund — Class I	2,899,528	2.0
1,136,079		Voya High Yield Bond Fund — Class I	8,520,593	6.0
439,659		Voya Intermediate Bond Fund — Class R6	4,348,223	3.1
2,677,202		Voya International Index Portfolio — Class I	24,148,366	16.9
1,319,049		Voya Large Cap Growth Portfolio — Class I	25,338,936	17.7
2,110,384		Voya Large Cap Value Portfolio — Class I	23,467,470	16.4
391,637		Voya MidCap Opportunities Portfolio — Class I	5,048,205	3.5
499,200		Voya Multi-Manager Mid Cap Value Fund — Class I	4,967,043	3.5
556,524		Voya RussellTM Mid Cap Index Portfolio — Class I	8,537,074	6.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
291,668		Voya Small Company Portfolio — Class I	$5,754,601	4.0
137,971		Voya U.S. Bond Index Portfolio — Class I	1,451,454	1.0
957,739		Voya U.S. Stock Index Portfolio — Class I	12,776,240	8.9
244,076		VY® Clarion Global Real Estate Portfolio — Class I	2,872,779	2.0
			134,258,064	93.9

		Unaffiliated Investment Companies: 0.9%
303,080	@	Credit Suisse Commodity Return Strategy Fund — Class I	1,366,891	0.9

		Total Mutual Funds (Cost $114,833,300)	135,624,955	94.8

		Total Investments in Securities (Cost $122,070,542)	$142,905,012	99.9
		Assets in Excess of Other Liabilities	99,738	0.1
		Net Assets	$143,004,750	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $127,347,961.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,183,976
Gross Unrealized Depreciation	(8,626,925)
Net Unrealized Appreciation	$15,557,051

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,280,057	$—	$—	$7,280,057
Mutual Funds	135,624,955	—	—	135,624,955
Total Investments, at fair value	$142,905,012	$—	$—	$142,905,012

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$6,217,460	$578,661	$(2,055,238)	$(613,331)	$4,127,552	$129,208	$(418,064)	$—
Voya Floating Rate Fund — Class I	3,135,285	464,622	(610,679)	(89,700)	2,899,528	125,362	(14,412)	—
Voya High Yield Bond Fund — Class I	9,397,211	1,432,193	(1,758,387)	(550,424)	8,520,593	510,054	(55,435)	—
Voya Intermediate Bond Fund — Class R6	4,704,385	699,403	(967,293)	(88,272)	4,348,223	125,682	(3,150)	—
Voya International Index Portfolio — Class I	26,138,125	2,689,889	(3,816,875)	(862,773)	24,148,366	815,560	(11,140)	—
Voya Large Cap Growth Portfolio — Class I	26,899,456	3,623,449	(4,029,574)	(1,154,395)	25,338,936	152,149	12,746	2,633,029
Voya Large Cap Value Portfolio — Class I	25,751,045	3,882,292	(3,381,089)	(2,784,778)	23,467,470	466,948	(83,733)	1,309,370
Voya MidCap Opportunities Portfolio — Class I	5,403,520	929,427	(535,440)	(749,302)	5,048,205	—	21,774	764,344
Voya Multi-Manager Mid Cap Value Fund — Class I	5,394,777	1,158,770	(527,486)	(1,059,018)	4,967,043	62,413	875	805,531
Voya RussellTM Mid Cap Index Portfolio — Class I	13,847,895	1,660,332	(4,686,212)	(2,284,941)	8,537,074	113,056	1,438,815	698,120
Voya Small Company Portfolio — Class I	6,166,330	1,264,901	(745,292)	(931,338)	5,754,601	30,369	1,158	877,187
Voya U.S. Bond Index Portfolio — Class I	—	1,485,854	(27,564)	(6,836)	1,451,454	8,164	99	—
Voya U.S. Stock Index Portfolio — Class I	9,364,727	6,554,340	(2,137,725)	(1,005,102)	12,776,240	236,554	(136,301)	1,071,175
VY® Clarion Global Real Estate Portfolio — Class I	3,087,284	449,305	(504,917)	(158,893)	2,872,779	103,696	9,194	—
	$145,507,500	$26,873,438	$(25,783,771)	$(12,339,103)	$134,258,064	$2,879,215	$762,426	$8,158,756

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(23,126)
Interest rate contracts	(31,838)
Total	$(54,964)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$79,225
Total	$79,225

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.1%
11,847		iShares Barclays 20+ Year Treasury Bond Fund	$1,428,985	1.0
27,653		SPDR Trust Series 1	5,638,170	4.1

		Total Exchange-Traded Funds (Cost $7,028,226)	7,067,155	5.1

MUTUAL FUNDS: 94.9%
		Affiliated Investment Companies: 93.9%
302,727		Voya Emerging Markets Index Portfolio — Class I	2,679,131	1.9
292,320		Voya Floating Rate Fund — Class I	2,820,891	2.0
1,105,987		Voya High Yield Bond Fund — Class I	8,294,905	5.9
3,296,170		Voya Intermediate Bond Fund — Class R6	32,599,122	23.3
1,685,347		Voya International Index Portfolio — Class I	15,201,827	10.9
1,062,862		Voya Large Cap Growth Portfolio — Class I	20,417,576	14.6
1,679,169		Voya Large Cap Value Portfolio — Class I	18,672,362	13.4
326,475		Voya MidCap Opportunities Portfolio — Class I	4,208,262	3.0
416,124		Voya Multi-Manager Mid Cap Value Fund — Class I	4,140,437	3.0
283,643		Voya Small Company Portfolio — Class I	5,596,284	4.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
134,238		Voya U.S. Bond Index Portfolio — Class I	$1,412,182	1.0
931,729		Voya U.S. Stock Index Portfolio — Class I	12,429,262	8.9
237,611		VY® Clarion Global Real Estate Portfolio — Class I	2,796,685	2.0
			131,268,926	93.9

		Unaffiliated Investment Companies: 1.0%
295,521	@	Credit Suisse Commodity Return Strategy Fund — Class I	1,332,801	1.0

		Total Mutual Funds (Cost $117,308,763)	132,601,727	94.9

		Total Investments in Securities (Cost $124,336,989)	$139,668,882	100.0
		Assets in Excess of Other Liabilities	57,657	—
		Net Assets	$139,726,539	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $127,044,766.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,632,831
Gross Unrealized Depreciation	(6,008,715)
Net Unrealized Appreciation	$12,624,116

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,067,155	$—	$—	$7,067,155
Mutual Funds	132,601,727	—	—	132,601,727
Total Investments, at fair value	$139,668,882	$—	$—	$139,668,882

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$4,629,169	$376,759	$(1,995,052)	$(331,745)	$2,679,131	$94,723	$(400,309)	$—
Voya Floating Rate Fund — Class I	3,112,560	402,174	(606,576)	(87,267)	2,820,891	122,200	(13,069)	—
Voya High Yield Bond Fund — Class I	9,324,836	1,235,310	(1,729,149)	(536,092)	8,294,905	497,562	(49,974)	—
Voya Intermediate Bond Fund — Class R6	35,804,638	4,329,914	(6,924,099)	(611,331)	32,599,122	939,354	(64,176)	—
Voya International Index Portfolio — Class I	16,789,381	2,073,393	(3,078,907)	(582,040)	15,201,827	515,627	95,712	—
Voya Large Cap Growth Portfolio — Class I	22,125,544	3,023,143	(3,758,213)	(972,898)	20,417,576	121,423	137,985	2,101,292
Voya Large Cap Value Portfolio — Class I	20,916,944	3,781,162	(3,781,220)	(2,244,524)	18,672,362	371,400	11,861	1,031,834
Voya MidCap Opportunities Portfolio — Class I	5,364,162	905,894	(1,077,882)	(983,912)	4,208,262	—	409,227	648,450
Voya Multi-Manager Mid Cap Value Fund — Class I	5,355,490	1,099,432	(1,418,779)	(895,706)	4,140,437	52,008	47,140	671,233
Voya RussellTM Mid Cap Index Portfolio — Class I	3,054,877	31,629	(2,501,151)	(585,355)	—	—	736,584	—
Voya Small Company Portfolio — Class I	6,121,410	1,297,106	(910,537)	(911,695)	5,596,284	29,685	14,764	857,431
Voya U.S. Bond Index Portfolio — Class I	—	1,447,060	(28,227)	(6,651)	1,412,182	7,950	93	—
Voya U.S. Stock Index Portfolio — Class I	9,288,137	6,782,887	(2,716,596)	(925,166)	12,429,262	230,056	(146,734)	1,031,593
VY® Clarion Global Real Estate Portfolio — Class I	3,064,827	394,777	(488,718)	(174,201)	2,796,685	99,875	35,965	—
	$144,951,975	$27,180,640	$(31,015,106)	$(9,848,583)	$131,268,926	$3,081,863	$815,069	$6,341,833

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(16,919)
Interest rate contracts	(30,872)
Total	$(47,791)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$79,225
Total	$79,225

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2015 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Strategic Allocation Conservative Portfolio
Class I	NII	$0.3970
Class S	NII	$0.3626
Voya Strategic Allocation Growth Portfolio
Class I	NII	$0.3572
Class S	NII	$0.3318
Voya Strategic Allocation Moderate Portfolio
Class I	NII	$0.3820
Class S	NII	$0.3511

NII—Net investment income

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Strategic Allocation Conservative Portfolio	14.69%
Voya Strategic Allocation Growth Portfolio	31.97%
Voya Strategic Allocation Moderate Portfolio	23.14%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Strategic Allocation Conservative Portfolio	$6,606	$0.0010	8.71%
Voya Strategic Allocation Growth Portfolio	$37,442	$0.0035	23.29%
Voya Strategic Allocation Moderate Portfolio	$23,820	$0.0022	15.25%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014–Present May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013–Present	Retired.	151	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Director who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

•	Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	September 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	September 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

RETIREMENT  |  INVESTMENTS  |  INSURANCE

voyainvestments.com

    VPAR-SAIS     (1215-021616)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,400 for year ended December 31, 2015 and $65,400 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,575 for year ended December 31, 2015 and $7,575 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $12,949 in the year ended December 31, 2015 and $12,480 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2015 and $179 in the year ended December 31, 2014.

(e)	(e)(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Strategic Allocation Portfolios, Inc.	$20,524	$20,234
Voya Investments, LLC (1)	$145,625	$184,250

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

N/A.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Strategic Allocation Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2016